UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2016
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Adelphi Plaza Upper George’s Street, Dún Laoghaire Co. Dublin, A96 T927 Ireland
(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 9, 2016, Prothena Corporation plc issued a press release announcing results from a Phase 1b multiple ascending dose study of PRX002, a monoclonal antibody for the potential treatment of Parkinson's disease and other related synucleinopathies.  PRX002 is the focus of a worldwide collaboration between Prothena and Roche.  That press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 9, 2016 .

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 9, 2016	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Financial Officer